UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported:     July 30, 2004

Commission File Number 000-31249

CRITICAL HOME CARE, INC.
(Exact name of registrant as specified in its charter)

NEVADA	88-0331369
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer I.D. Number)

26777 CENTRAL PARK BLVD., SUITE 200 SOUTHFIELD, MI	48076
(Address of principal executive offices)	Zip Code

Registrant's telephone no.: 248-352-7530

Item 5. Other Events and Regulation FD Disclosure.

            On July 30, 2004, Critical Home Care, Inc., through its subsidiary Arcadia Health Services, Inc., issued a press release announcing the purchase of substantially all of the assets of the Staffing Source, Inc. by Arcadia Health Services, Inc.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99.1    Press Release, dated July 30, 2004, related to Item 5.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Critical Home Care, Inc.

By: /s/ John E. Elliott II I John E. Elliott II Its: Chairman of the Board and Chief Executive Officer